ACTIVE 696107200v6 BORROWER: LifeVantage Corporation GUARANTOR: Lifeline Nutraceuticals Corporation CONTINUING AND UNCONDITIONAL GUARANTY 1. The Guaranty. For valuable consideration, effective as of April 12, 2024, the undersigned, Lifeline Nutraceuticals Corporation, a Colorado corporation (whether one or more than one, “Guarantor”), hereby unconditionally guarantees and promises to pay promptly to Bank of America, N.A., its subsidiaries and affiliates (collectively, “Bank”), or order, in lawful money of the United States, any and all Indebtedness of LifeVantage Corporation, a Delaware corporation (“Borrower”), to Bank when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter. The liability of Guarantor under this Continuing and Unconditional Guaranty (this “Guaranty”) is not limited as to the principal amount of the Indebtedness guaranteed and includes, without limitation, liability for all interest, fees, indemnities, and other costs and expenses relating to or arising out of the Indebtedness and for all swap, derivative, foreign exchange or hedge or other similar transaction or arrangement (“Swap Obligations”) now or hereafter owing from Borrower to Bank. No Guarantor will be deemed to be a guarantor of any Swap Obligation to the extent that such Guarantor is not an Eligible Contract Participant at the time such guaranty becomes effective with respect to such Swap Obligations as set forth in the Commodities Exchange Act (7 U.S.C., Sec. 1, et seq.). The liability of Guarantor is continuing and relates to any Indebtedness, including that arising under successive transactions which shall either continue the Indebtedness or from time to time renew it after it has been satisfied. This Guaranty is cumulative and does not supersede any other outstanding guaranties, and the liability of Guarantor under this Guaranty is exclusive of Guarantor’s liability under any other guaranties signed by Guarantor. If multiple individuals or entities sign this Guaranty, their obligations under this Guaranty shall be joint and several. “Indebtedness” shall mean and includes any and all advances, debts, obligations and liabilities of Borrower, or any of them, previously, now or later made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, under that certain Loan Agreement of even date herewith between Borrower and Bank (as amended, restated or otherwise modified from time to time, the “Loan Agreement”), including Swap Obligations and obligations under any deposit, treasury management or other similar transaction or arrangement, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or later becomes unenforceable. Terms used in this Guaranty and not otherwise defined herein shall have the meaning given to such terms in the Loan Agreement. 2. Obligations Independent. The obligations under this Guaranty are independent of the obligations of Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor be joined in any such action or actions. 3. Rights of Bank. Guarantor authorizes Bank, without notice or demand and without affecting its liability hereunder, from time to time to: (a) renew, compromise, extend, accelerate, or otherwise change the time for payment, or otherwise change the terms, of the Indebtedness or any part thereof, including increase or decrease of the rate of interest, or otherwise change the terms of any Bank Agreements; (b) receive and hold security for the payment of this Guaranty or any Indebtedness and exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any such security;

- 2 - ACTIVE 696107200v6 (c) apply such security and direct the order or manner of sale thereof as Bank in its discretion may determine; (d) release or substitute any Guarantor or any one or more of any endorsers or other guarantors of any of the Indebtedness; and (e) permit the Indebtedness to exceed Guarantor’s liability under this Guaranty, and Guarantor agrees that any amounts received by Bank from any source other than Guarantor shall be deemed to be applied first to any portion of the Indebtedness not guaranteed by Guarantor. 4. Guaranty to be Absolute. Guarantor agrees that until the Indebtedness has been paid in full in immediately available funds and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, Guarantor shall not be released by or because of the taking, or failure to take, any action that might in any manner vary, discharge or otherwise reduce, limit, or modify Guarantor’s obligations under this Guaranty. Guarantor waives and surrenders any defense to any liability under this Guaranty based upon any such action, including but not limited to any action of Bank described in the immediately preceding paragraph of this Guaranty. It is the express intent of Guarantor that Guarantor’s obligations under this Guaranty are and shall be absolute and unconditional. This is a guaranty of payment and not merely a guaranty of collection. If this Guaranty is revoked, returned, or canceled, and subsequently any payment or transfer of any interest in property by Borrower to Bank is rescinded or must be returned by Bank to Borrower, this Guaranty shall be reinstated with respect to any such payment or transfer, regardless of any such prior revocation, return, or cancellation; and any guaranty of any indemnities, shall survive any termination of this Guaranty. In the event that acceleration of the time for payment of any of the Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower or otherwise, all such Indebtedness guaranteed by Guarantor shall nonetheless be payable by Guarantor immediately if requested by Bank. 5. Guarantor’s Waivers of Certain Rights and Certain Defenses. Guarantor waives: (a) any right to require Bank to: (i) proceed against Borrower or any other person; (ii) marshal assets or proceed against or exhaust any security held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from Borrower or any other person; (iv) take any other action or pursue any other remedy in Bank’s power; or (v) make any presentment or demand for performance, or give any notice of nonperformance, acceleration, protest, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Bank as security for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness, or give any notice of acceptance of this Guaranty, or notices of any fact that might increase Guarantor’s risk.

- 3 - ACTIVE 696107200v6 (b) any defense to its obligations under this Guaranty based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of Borrower; (iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to, or intended or understood by, Bank or Guarantor; (v) any act or omission by Bank which directly or indirectly results in or aids the discharge of Borrower or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Bank against Borrower; (vi) any impairment of the value of any interest in any security for the Indebtedness, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness, including increase or decrease of the rate of interest; (viii) any requirement that Bank give any notice of acceptance of this Guaranty; (ix) any defense based on any claim that Guarantor’s obligations exceed or are more burdensome than those of Borrower; (x) the benefit of any statute of limitations affecting Guarantor’s liability under this Guaranty; or (xi) any election of remedies by Bank, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Guarantor’s rights of subrogation or Guarantor’s rights to proceed against Borrower for reimbursement. (c) until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated, even though the Indebtedness may be in excess of Guarantor’s liability hereunder, to the extent permitted by

- 4 - ACTIVE 696107200v6 applicable law, any right of subrogation, reimbursement, indemnification, and contribution (contractual, statutory, or otherwise). (d) the benefits of Utah Code Annotated Sections 78B-6-901 and 57-1-32 and any successor or replacement statutes or any similar statutes under any applicable law. No provision or waiver in this Guaranty shall be construed as limiting the generality of any other waiver contained in this Guaranty. 6. Lien and Setoff. Guarantor grants to Bank a continuing lien, security interest, and, following the occurrence and during the continuance of an Event of Default, right of setoff as security for all of Guarantor’s liabilities and obligations to Bank, whether now existing or later arising, upon and against all the deposits, credits, collateral and property of Guarantor (other than clients’ trust and other fiduciary accounts or escrows) now or hereafter in the possession, custody, or control of Bank or any entity under the control of Bank of America Corporation and its successors and assigns or in transit to any of them. At any time following the occurrence and during the continuance of an Event of Default, without further demand or notice (any such notice being expressly waived by Guarantor), Bank may set off the same or any part thereof and apply the same to any liability or obligation of Guarantor even though unmatured and regardless of the adequacy of any other collateral securing this Guaranty. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF GUARANTOR, ARE VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED. 7. Subordination. Any obligations of Borrower to Guarantor, now or hereafter existing, including but not limited to any obligations to Guarantor as subrogee of Bank or resulting from Guarantor’s performance under this Guaranty, are hereby subordinated to the Indebtedness. Guarantor agrees that following the occurrence and during the continuance of an Event of Default, if Bank so requests, Guarantor shall not demand, take, or receive from Borrower, by setoff or in any other manner, payment of any other obligations of Borrower to Guarantor until the Indebtedness has been paid in full and any commitments of Bank or facilities provided by Bank with respect to the Indebtedness have been terminated. If any payments are received by Guarantor in violation of such waiver or agreement, such payments shall be received by Guarantor as trustee for Bank and shall be paid over to Bank on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any security interest, lien, or other encumbrance that Guarantor may now or hereafter have on any property of Borrower is hereby subordinated to any security interest, lien, or other encumbrance that Bank may have on any such property. 8. Revocation of Guaranty. (a) This Guaranty may be revoked at any time by Guarantor in respect to future transactions. Such revocation shall be effective upon deemed receipt by Bank, at the address shown below or at such other address as may have been provided to Guarantor by Bank, of written notice of revocation. Revocation shall not affect any of Guarantor’s obligations or Bank’s rights with respect to transactions committed or entered into prior to Bank’s receipt of such notice, nor shall it affect Guarantor’s obligations with respect to any indemnities, executed prior to Bank’s receipt of such notice.

- 5 - ACTIVE 696107200v6 (b) Guarantor acknowledges and agrees that this Guaranty may be revoked only in accordance with the foregoing provisions of this paragraph and shall not be revoked simply as a result of any change in name, location, ownership or composition or structure of Borrower, or the dissolution of Borrower. 9. Extent of Guaranty. If Guarantor is a subsidiary or affiliate of Borrower, Guarantor’s liability hereunder shall not exceed at any one time the largest amount during the period commencing with Guarantor’s execution of this Guaranty and thereafter that would not render Guarantor’s obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States Code) or any comparable provisions of any applicable state law. 10. Taxes. (a) Guarantor represents and warrants that it is organized and resident in the United States of America. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If Guarantor must make a payment under this Guaranty, Guarantor represents and warrants that it will make the payment from one of its U.S. resident offices to Bank so that no withholding tax is imposed on the payment. Notwithstanding the foregoing, if Guarantor makes a payment under this Guaranty to which withholding tax applies or if any taxes (other than taxes on net income (i) imposed by the country or any subdivision of the country in which Bank’s principal office or actual lending office is located and (ii) measured by the United States taxable income Bank would have received if all payments under or in respect of this Guaranty were exempt from taxes levied by Guarantor’s country) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this paragraph, Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that Bank receives the sum it would have received had no such deduction or withholding been made (or, if Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Bank such additional amounts as will result in Bank receiving the sum it would have received had no such deduction or withholding been made). Further, Guarantor shall also pay to Bank, on demand, all additional amounts that Bank specifies as necessary to preserve the after-tax yield Bank would have received if such taxes had not been imposed. (b) Guarantor shall promptly provide Bank with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld. 11. Information Relating to Borrower. Guarantor acknowledges and agrees that it has made such independent examination, review, and investigation of the Bank Agreements as Guarantor deems necessary and appropriate, and shall have sole responsibility to obtain from Borrower any information required by Guarantor about any modifications to the Bank Agreements. Guarantor further acknowledges that Bank has no duty, and Guarantor is not relying on Bank, at any time to disclose to Guarantor any information relating to the business operations or financial condition of Borrower. “Bank Agreements” shall mean all agreements, documents, and instruments evidencing any of the Indebtedness, including but not limited to all loan agreements between Borrower and Bank and promissory notes from Borrower in favor of Bank, and all deeds of trust, mortgages, security agreements, and other agreements, documents, and instruments executed by Borrower in connection with the Indebtedness, all as now in effect and as hereafter amended, restated, renewed, or superseded.

- 6 - ACTIVE 696107200v6 12. Borrower’s Authorization. Where Borrower is a corporation, partnership, or limited liability company, it is not necessary for Bank to inquire into the powers of Borrower or of the officers, directors, partners, members, managers, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty, subject to any limitations on Guarantor’s liability set forth in this Guaranty. 13. Guarantor Information; Reporting to Credit Bureaus. Guarantor authorizes Bank to verify or check any information given by Guarantor to Bank, check Guarantor’s credit references, verify employment, and obtain credit reports. Guarantor shall provide such financial statements and other financial information about Guarantor as Bank may request from time to time. Guarantor agrees that Bank shall have the right at all times to disclose and report to credit reporting agencies and credit rating agencies such information pertaining to the Indebtedness and/or Guarantor as is consistent with Bank’s policies. 14. Change of Status. Any Guarantor that is a business entity shall not enter into any consolidation, merger, or other combination unless Guarantor is the surviving business entity. Further, Guarantor shall not change its legal structure unless (a) Guarantor obtains the prior written consent of Bank and (b) all Guarantors’ obligations under this Guaranty are assumed by the new business entity. Any Guarantor which is a business entity shall not, without the Bank’s written consent, adopt a plan of division or divide itself into two or more business entities (pursuant to a “plan of division” under Section 18-217 of the Delaware Limited Liability Company Act or a similar arrangement under any other applicable state statute). 15. Remedies. If Guarantor fails to fulfill its duty to pay all Indebtedness guaranteed hereunder or shall breach or fail to comply with any term or provision of this Guaranty, Bank shall have all of the remedies of a creditor and, to the extent applicable, of a secured party, under all applicable law. Without limiting the foregoing to the extent permitted by law, Bank may, at its option and without notice or demand: (a) declare any Indebtedness due and payable at once; (b) take possession of any collateral pledged by Borrower or Guarantor, wherever located, and sell, resell, assign, transfer, and deliver all or any part of the collateral at any public or private sale or otherwise dispose of any or all of the collateral in its then condition, for cash or on credit or for future delivery, and in connection therewith Bank may impose reasonable conditions upon any such sale. Further, Bank, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of the collateral to be sold, free from and discharged of all trusts, claims, rights of redemption and equities of Borrower or Guarantor whatsoever. Guarantor acknowledges and agrees that the sale of any collateral through any nationally recognized broker- dealer, investment banker, or any other method common in the securities industry shall be deemed a commercially reasonable sale under the Uniform Commercial Code or any other equivalent statute or federal law, and expressly waives notice thereof except as provided in this Guaranty; and (c) set off and apply any and all deposit accounts of Guarantor held by Bank or its affiliates against any and all obligations of Guarantor owing to Bank. The set-off may be made irrespective of whether or not Bank shall have made demand under this Guaranty, and although such obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit accounts and without regard for the availability or adequacy of other collateral. If exercised by Bank, Bank shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books after such default.

- 7 - ACTIVE 696107200v6 16. Notices. Unless otherwise provided in this Guaranty or in another agreement between the Bank and the Guarantor, all notices and other communications required under this Guaranty shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, to the addresses on the signature page of this Guaranty, or sent by facsimile to the fax number(s) listed on the signature page, or to such other addresses as the Bank and the Guarantor may specify from time to time in writing (any such notice a “Written Notice”). Written Notices shall be effective (i) if mailed, upon the earlier of receipt or five (5) days after deposit in the U.S. mail, first class, postage prepaid, (ii) if telecopied, when transmitted, or (iii) if hand-delivered, by courier or otherwise (including telegram, lettergram or mailgram), when delivered. In lieu of a Written Notice, notices and/or communications from the Bank to the Guarantor may, to the extent permitted by law, be delivered electronically (i) by transmitting the communication to the electronic address provided by the Guarantor or to such other electronic address as the Guarantor may specify from time to time in writing, or (ii) by posting the communication on a website and sending the Guarantor a notice to the Guarantor’s postal address or electronic address telling the Guarantor that the communication has been posted, its location, and providing instructions on how to view it (any such notice, an “Electronic Notice”). Electronic Notices shall be effective when the communication, or a notice advising of its posting to a website, is sent to the Guarantor’s electronic address. 17. Successors and Assigns. This Guaranty (a) binds Guarantor and Guarantor’s executors, administrators, successors, and assigns, provided that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Bank, and (b) inures to the benefit of Bank and Bank’s indorsees, successors, and assigns. Bank may, without notice to Guarantor and without affecting Guarantor’s obligations, sell participations in, or assign the Indebtedness and this Guaranty, in whole or in part and may exchange information about Guarantor to any actual or potential participants or assignees. 18. Amendments, Waivers, and Severability. This Guaranty may only be amended by a writing signed by the parties hereto; which, to the extent expressly agreed to by the Bank in its discretion, may include being amended by an Electronic Record signed by the parties hereto using Electronic Signatures pursuant to the terms of this Guaranty. No failure by Bank to exercise, and no delay in exercising, any of its rights, remedies, or powers shall operate as a waiver of such rights, remedies or powers, and no single or partial exercise of any such right, remedy, or power shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision of this Guaranty. 19. Costs and Expenses. Guarantor agrees to pay all reasonable and documented attorneys’ fees and all other costs and expenses incurred by Bank (a) in the enforcement of this Guaranty or (b) in the preservation, protection, or enforcement of any rights of Bank in any case commenced by or against Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. 20. Representations and Warranties. Guarantor makes the following representations and warranties: (a) Guarantor is duly formed and existing under the laws of the state or other jurisdiction where organized. (b) This Guaranty, and any instrument or agreement required hereunder, are within Guarantor’s powers, have been duly authorized, and do not conflict with any of its organizational papers.

- 8 - ACTIVE 696107200v6 (c) In each state in which Guarantor does business, it is properly licensed, in good standing, and, where required, in compliance with fictitious name statutes except to the extent that would not materially impair the ability to repay the Indebtedness. (d) All financial and other information that has been or will be supplied to Bank is sufficiently complete to give Bank accurate knowledge, in all material respects, of Guarantor’s financial condition, including all material contingent liabilities. Since the date of the most recent financial statement provided to Bank, there has been no material adverse change in the business condition (financial or otherwise), operations, properties or prospects of Guarantor taken as a whole. If Guarantor is comprised of the trustees of a trust, the foregoing representations shall also pertain to the trustor(s) of the trust. (e) There is no lawsuit, tax claim or other dispute pending or threatened against Guarantor which, if lost, would materially impair Guarantor’s financial condition or ability to repay the Indebtedness, except as have been disclosed in writing to Bank. (f) Guarantor is not in material default on any material obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation, except as have been disclosed in writing to Bank. (g) Guarantor has no knowledge of any pending assessments or adjustments of its income tax for any year and all material taxes due have been paid, except as have been disclosed in writing to Bank. (h) As of the Closing Date, there is no event which is, or with notice or lapse of time or both would be, a default by Guarantor under this Guaranty or under any other instrument or agreement executed in connection with the Indebtedness or this Guaranty. (i) Guarantor will not be rendered insolvent by the execution, delivery, and performance of its obligations under this Guaranty. (j) All collateral pledged by Guarantor from time to time to secure the Indebtedness or this Guaranty is owned by Guarantor free of any title defects or any liens (other than Permitted Liens) or interests of others, except those which have been approved by Bank in writing. 21. Governing Law. Except to the extent that any law of the United States may apply, this Guaranty shall be governed and interpreted according to the laws of the State of Utah (the “Governing Law State”), without regard to any choice of law, rules or principles to the contrary. Nothing in this paragraph shall be construed to limit or otherwise affect any rights or remedies of Bank under federal law. 22. Venue and Jurisdiction. Guarantor agrees that any action or suit against Bank arising out of or relating to this Guaranty shall be filed in federal court or state court located in the Governing Law State. Guarantor agrees that Bank shall not be deemed to have waived its rights to enforce this section by filing an action or suit against Guarantor in a venue outside of the Governing Law State. If Bank does commence an action or suit arising out of or relating to this Guaranty, Guarantor agrees that the case may be filed in federal court or state court in the Governing Law State. Bank reserves the right to commence an action or suit in any other jurisdiction where Borrower, any Guarantor, or any collateral has any presence or is located. Guarantor consents to personal jurisdiction and venue in such forum selected by Bank and waives any right to contest jurisdiction and venue and the convenience of any such forum. The provisions of this section are material inducements to Bank’s acceptance of this Guaranty.

- 9 - ACTIVE 696107200v6 23. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE. 24. Waiver of Class Actions. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Bank of America, N.A., its subsidiaries and affiliates, on the one hand, and the parties to this Guaranty, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM. 25. Acknowledgement Regarding Any Supported QFCs. To the extent that this Guaranty and any document executed in connection with this Guaranty (collectively, “Loan Documents”) provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the Governing Law State and/or of the United States or any other state of the United States): (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise

- 10 - ACTIVE 696107200v6 apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. (b) As used in this paragraph, the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. 26. Electronic Records and Signatures. This Guaranty and any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Guaranty (each a “Communication”), including Communications required to be in writing, may, if agreed by the Bank, be in the form of an Electronic Record and may be executed using Electronic Signatures, including, without limitation, facsimile and/or .pdf. The Guarantor agrees that any Electronic Signature (including, without limitation, facsimile or .pdf) on or associated with any Communication shall be valid and binding on the Guarantor to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of the Guarantor enforceable against the Guarantor in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered to the Bank. Any Communication may be

- 11 - ACTIVE 696107200v6 executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Bank may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of the Bank’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Bank is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Bank pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Bank has agreed to accept such Electronic Signature, the Bank shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Guarantor without further verification and (b) upon the request of the Bank any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. 27. Application of Singular and Plural. In all cases where there is but a single Borrower, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower, or when this Guaranty is executed by more than one Guarantor, the word “Borrower” and the word “Guarantor” respectively shall mean all or any one or more of them as the context requires. 28. Final Agreement. This Guaranty and any related security agreements or other agreements required by this Guaranty constitute the entire agreement between Guarantor and Bank with respect to the subject matter of this Guaranty and with respect to the credit facilities provided by Bank to Borrower and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. In the event of any conflict between this Guaranty and any other agreements required by this Guaranty, this Guaranty will prevail. PURSUANT TO UTAH CODE SECTION 25-5-4, GUARANTOR IS NOTIFIED THAT THIS GUARANTY AND ANY OTHER AGREEMENTS REQUIRED BY THIS GUARANTY ARE A FINAL EXPRESSION OF THE AGREEMENT BETWEEN BANK AND GUARANTOR, AND THESE AGREEMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY ALLEGED ORAL AGREEMENT. [Signature Page Follows]